Mutual Funds	|	Style Box	|	8.1.2019

Rydex Funds Summary Prospectus
Class A and Class C

Ticker Symbol		Fund Name
Class A	Class C
RYSVX	RYYCX	S&P SmallCap 600® Pure Value Fund

Beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. At any time, you may elect to receive reports and other communications from the Fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of the Fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of the Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

Before you invest, you may wish to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You may obtain the Prospectus and other information about the Fund, including the Statement of Additional Information (SAI) and most recent reports to shareholders, at no cost by visiting guggenheiminvestments.com/services/prospectuses-and-reports, calling 800.820.0888 or e-mailing services@guggenheiminvestments.com. The Fund’s Prospectus and SAI, both dated August 1, 2019, as revised from time to time, and the Fund’s most recent shareholder reports, are incorporated by reference into this Summary Prospectus.

SUM600PVAC-0819x0820	guggenheiminvestments.com

S&P SMALLCAP 600® PURE VALUE FUND

INVESTMENT OBJECTIVE
The S&P SmallCap 600® Pure Value Fund (the “Fund”) seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap value securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600 Pure Value Index (the “underlying index”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Class A shares or Class C shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 461 of the Prospectus, in Appendix A to the Prospectus — "Sales Charge Waivers and Discounts Available Through Intermediaries," and in the “Sales Charges, Reductions, and Waivers” section beginning on page 85 of the Fund’s Statement of Additional Information (the “SAI”).

	Class A	Class C
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and/or Shareholder Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.62%	0.61%
Total Annual Fund Operating Expenses	1.62%	2.36%

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$632	$962	$1,314	$2,306
Class C	$339	$736	$1,260	$2,696

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$239	$736	$1,260	$2,696

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate

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was 534% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
The Fund employs as its investment strategy a program of investing in the common stock of companies that are generally within the capitalization range of the underlying index and derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. While the Fund may write (sell) and purchase swaps, it expects primarily to purchase swaps. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities included in the underlying index or in the same proportion that those securities are represented in the underlying index. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies in the underlying index and derivatives and other instruments whose performance is expected to correspond to that of the underlying index.
Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage and asset segregation requirements imposed by the Investment Company Act of 1940 or to meet redemption requests.

The S&P SmallCap 600 Pure Value Index is composed of those constituents of the S&P SmallCap 600® that exhibit the strongest value characteristics as measured using three factors: the ratios of book value, earnings, and sales to price. The S&P SmallCap 600® Index is a modified capitalization-weighted index composed of 600 small-cap stocks chosen by the Standard & Poor's Corporation for market size, liquidity and industry group representation. The S&P SmallCap 600® Index generally represents small-capitalization companies with capitalizations ranging from $32.1 million to $4.33 billion as of June 30, 2019. As of June 30, 2019, the S&P SmallCap 600 Pure Value Index included companies with capitalizations ranging from $32.1 million to $3.11 billion. To the extent the Fund’s underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. While the Fund's sector exposure may vary over time, as of June 30, 2019, the Fund has significant exposure to the Consumer Discretionary Sector, Industrials Sector and Materials Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor's Financial Services LLC.

On a day-to-day basis, the Fund may hold short-term U.S. government securities or cash equivalents to collateralize its derivatives positions. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS
As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to the principal risks described below.

COUNTERPARTY CREDIT RISK—The Fund may invest in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund’s use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund is exposed to the risk that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty becomes bankrupt or defaults on its payment obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive. If this occurs, the value of your shares in the Fund will decrease.

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DERIVATIVES RISK—The Fund’s investments in derivatives may pose risks in addition to and greater than those associated with investing directly in securities or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Certain risks are specific to the derivatives in which the Fund invests.

SWAP AGREEMENTS RISK—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free.

FUTURES CONTRACTS RISK—Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value ("NAV"). Futures also are subject to leverage risks and to liquidity risk.

OPTIONS CONTRACTS RISK—Options or options on futures contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to correctly predict future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.

EARLY CLOSING RISK—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EQUITY RISK—The Fund is subject to the risk that the value of the equity securities and equity-based derivatives in the Fund’s portfolio will decline due to volatility in the equity market caused by general market and economic conditions, perceptions regarding particular industries represented in the equity market, or factors relating to specific companies to which the Fund has investment exposure.

MARKET RISK—The market value of the securities and derivatives held by the Fund may fluctuate over time in response to factors affecting individual companies or other factors such as changing economic, political or financial markets.

NON-DIVERSIFICATION RISK—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund. The Fund may become diversified for periods of time solely as a result of changes in the composition (e.g., changes in relative market capitalization or index weightings of one or more component stocks) of the underlying index.

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OTC TRADING RISK—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than a national securities or commodities exchange. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that is actively managed.

PORTFOLIO TURNOVER RISK—Periodic rebalancing of the Fund's holdings pursuant to its daily investment objective may lead to a greater number of portfolio transactions in the Fund than experienced by other mutual funds. Such frequent and active trading may lead to significantly higher transaction costs because of increased broker commissions associated with such transactions.

SECTOR RISK—The Fund is subject to the Sector Risks described below.

Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automotive, household durable goods, leisure equipment and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, media production and services, and consumer retailing and services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector.  The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.

Industrials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Industrials Sector. The Industrials Sector includes manufacturers and distributors of capital goods such as aerospace and defense, building projects, electrical equipment and machinery, and companies that offer construction and engineering services. It also includes providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, and research and consulting services. It also includes companies that provide transportation services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Industrials Sector. The prices of the securities of companies operating in the Industrials Sector may fluctuate due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

Materials Sector Risk. The Fund's investments are exposed to issuers conducting business in the Materials Sector. The Materials Sector includes companies that manufacture chemicals, construction materials, glass, paper, forest products and related packaging products, and metals, minerals and mining companies, including producers of steel. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Materials Sector. The prices of the securities of companies operating in the Materials Sector may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the U.S. dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

SHAREHOLDER TRADING RISK—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains. Large movements of assets into and out

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of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.

SMALL-CAPITALIZATION SECURITIES RISK—The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. Small-capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. Securities of small-capitalization companies may experience much more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies.

TEMPORARY DEFENSIVE INVESTMENT RISK—The Advisor generally does not attempt to take defensive positions in the Fund in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions in declining markets.

TRACKING ERROR RISK—The Advisor may not be able to cause the Fund’s performance to match that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, and high portfolio turnover rate all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.

TRADING HALT RISK—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may prevent the Fund from achieving its investment objective.

VALUE STOCKS RISK—Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.

PERFORMANCE INFORMATION
The following bar chart shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following tables show the performance of the Class A shares and Class C shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and tables assume the reinvestment of dividends and capital gains distributions; however, the figures in the bar chart do not reflect sales charges. If the figures in the bar chart reflected sales charges, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.

The performance information shown below for Class C shares is based on a calendar year. The year-to-date return for the period from January 1, 2019 through June 30, 2019 is 7.19%.

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Highest Quarter Return		Lowest Quarter Return
Q2 2009	68.58%	Q1 2009	-26.49%

AVERAGE ANNUAL TOTAL RETURN (for periods ended December 31, 2018)
The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Class A	Past 1 Year	Past 5 Years	Past 10 Years
Return Before Taxes	-24.21%	-3.02%	9.44%
Return After Taxes on Distributions	-24.21%	-3.02%	7.60%
Return After Taxes on Distributions and Sale of Fund Shares	-14.33%	-2.27%	6.80%
S&P SmallCap 600 Pure Value Index (reflects no deduction for fees, expenses or taxes)	-19.31%	-0.16%	13.12%

Class C	Past 1 Year	Past 5 Years	Past 10 Years
Return Before Taxes	-21.84%	-2.81%	9.13%
Return After Taxes on Distributions	-21.84%	-2.81%	7.18%
Return After Taxes on Distributions and Sale of Fund Shares	-12.93%	-2.11%	6.52%
S&P SmallCap 600 Pure Value Index (reflects no deduction for fees, expenses or taxes)	-19.31%	-0.16%	13.12%

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MANAGEMENT

INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

•	Michael P. Byrum, CFA, Senior Vice President. Mr. Byrum has been associated with the Advisor since 1993.

•	Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with the Advisor since 2004.

PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party (e.g., a brokerage account) are typically:

•	$1,000 for retirement accounts

•	$2,500 for all other accounts

Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.

Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.

There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).

The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.

The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.

TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an IRA or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

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